Exhibit 99.2
DIALYSIS CORPORATION OF AMERICA AND MEDICORE, INC.

LETTER OF TRANSMITTAL

FOR MEDICORE COMMON STOCK

Please read the enclosed instructions, carefully before completing this form.

To be completed, signed and mailed or delivered with certificates formerly representing shares of the Common Stock of Medicore, Inc., which are to be exchanged for certificates representing shares of the Common Stock of Dialysis Corporation of America.

EXCHANGE AGENT:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY
17 Battery Place, 8th Floor
New York, New York 10004
Telephone: (212) 509-4000 Extension 536

Ladies and Gentlemen:

In accordance with the Agreement and Plan of Merger, dated as June 2, 2005 (the “Agreement’), by and among Dialysis Corporation of America (“DCA”) and Medicore, Inc. (“Medicore”), the undersigned, as the registered holder(s) of the certificate(s) representing Common Stock of Medicore described in Box A below (the “Medicore Certificate(s)”), or the assignee of such registered holder(s), hereby surrender(s) such Medicore Certificate(s) in exchange for certificates representing shares of Common Stock of DCA (the “DCA Common Stock”), and a check in payment of cash in lieu of any fractional shares, on the basis of .68 shares of DCA Common for each share of Common Stock of Medicore (the “Medicore Common Stock”) represented by the Medicore Certificate(s) so surrendered.

Please issue one certificate (unless otherwise directed by written instructions attached hereto) for the shares of DCA Common Stock to which the undersigned is entitled. Unless otherwise specified in Box B or C below, the undersigned requests that his or her certificate(s) for DCA Common Stock and any check in payment of cash in lieu of fractional shares to which the undersigned is entitled be issued in the name(s) and mailed to the address(es) set forth in Box A.

BOX A: DESCRIPTION OF MEDICORE COMMON STOCK SURRENDERED
Name(s) and Address(es) of Holder(s) of Record as Shown on Records of Medicore	Certificate(s) Being Surrendered (Attach Separate Schedule if Necessary)
	Certificate Numbers	Number of Shares

Total Shares

* If shares are held jointly, list first and circle the name of the person whose taxpayer identification number you enter in Substitute Form W-9 in Box E below.

If your Medicore Certificate(s) has (have) been mutilated, lost, stolen or destroyed, please check this box.ð

BOX B:

SPECIAL ISSUANCE INSTRUCTIONS
(See Instruction 5)

To be completed ONLY if the certificate(s) representing DCA Common Stock and any check in payment of cash in lieu of fractional shares are to be issued in the name(s) of someone other than the person(s) in whose name(s) the Medicore Certificate(s) being surrendered pursuant to this Letter of Transmittal is (are) registered or to correct the name(s) set forth in Box A. (Unless otherwise indicated in Box C, the certificate(s) representing the DCA Common Stock and any check in payment of cash in lieu of fractional shares will be mailed to the address indicated in Box A)

Issue the certificate(s) representing DCA Common Stock and any check in payment of cash in lieu of fractional shares to which the undersigned is entitled in the name(s) of:

(Please Print)
(attached separate scheduled if necessary)

Name:

Address:

(include zip code)
Taxpayer Identification or
Social Security Number(s) of
Person(s) Named in this Box__________________________________________

BOX C:

SPECIAL MAILING INSTRUCTIONS
(See Instruction 8)

To be completed ONLY if the certificate(s) representing DCA Common Stock and any check in payment of cash in lieu of fractional shares are to be mailed to an address other than indicated in Box A above.

Mail the certificate(s) representing DCA Common Stock and any check in payment of cash in lieu of fractional shares to which the undersigned is entitled to:

(Please print)

Address:

 (include zip code)

Attention: _____________________________________________________

BOX D:

SIGNATURE GUARANTEE
(See Instruction 6)

To be completed in all cases specified in Instructions 5 and 6 herein.

The undersigned hereby guarantees the signature(s) which appear(s) opposite this Box D on this Letter of Transmittal.

 (Name of Guaranteeing Firm)

By:

(Signature of Officer)

(Title of Officer Signing this Guarantee)

(Address of Guaranteeing Firm and Telephone Number)

NOTE: ALL SHAREHOLDERS MUST SIGN IN THE SPACE PROVIDED BELOW

SIGNATURE(S)

Dated: ___________________________________, 20___

SIGN
HERE→

(Signature(s) of Holder(s))

Telephone
Number

(Include Area Code)

Must be signed above by registered holder(s) exactly as the name(s) appear(s) on the Medicore Certificate(s) as indicated in Box A. Signature (s) must be guaranteed in Box D in all cases specified in Instructions 5 and 6. See Instructions 2, 5 and 6.

PLEASE COMPLETE THE SUBSTITUTE FORM W-9 BELOW AND RETURN IT TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY WITH YOUR CERTIFICATES REPRESENTING SHARES OF MEDICORE COMMON STOCK. SEE INSTRUCTION 3.

*IMPORTANT TAX INFORMATION*

Please be advised that, irrespective of whether you have previously furnished to Medicore a taxpayer identification number (social security number for individuals, or employer identification number for corporations) or the certification on Form W-9, you must again furnish this number, certified to be correct under penalties of perjury, to assure that back-up withholding of 28% will not be implemented. Certification should be made to the Exchange Agent on Substitute Form W-9 in Box E below.

BOX E: SUBSTITUTE Form W-9 (See Instruction 3) Department of the Treasury Internal Revenue Service	Part 1 - PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER (TIN) IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number or Employer Identification Number
Part 2 - Check the following box if you are waiting for a TIN to be issued to you (see Certificate of Awaiting Taxpayer Identification Number below): ð

CERTIFICATION - I CERTIFY UNDER PENALTIES OF PERJURY THAT (1) THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE, AND (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (“IRS”) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHOLDING.

CERTIFICATION INSTRUCTIONS - you must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE: ___________________________________________ Date: _________________________

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Officer, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within (60) days, 28% of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number.

______________________________________________ __________________________________
Signature Date

INSTRUCTIONS TO LETTER OF TRANSMITTAL

For Surrendering Certificates Which Heretofore Represented
Shares of Common Stock of Medicore, Inc.

1.  GENERAL In accordance with the Agreement and Plan of Merger, dated June 2, 2005 (the “Agreement”), by and among Medicore, Inc. (“Medicore”) and Dialysis Corporation of America (“DCA”), each holder of Common Stock of Medicore (“Medicore Common Stock”) has become entitled to receive a certificate or certificates representing .68 shares of Common Stock of DCA (“DCA Common Stock”) and a check in payment of cash in lieu of any fractional shares for each former share of Medicore Common Stock represented by Medicore Common Stock certificate(s) (“Medicore Certificate(s)”), as described in the Proxy Statement/Prospectus of DCA and Medicore dated [________, 2005]. The Letter of Transmittal, or a copy thereof properly completed and signed, must be used in connection with all exchanges of Medicore Certificate(s) for DCA Common Stock certificates and a check in payment of cash in lieu of any fractional shares under the terms of the Agreement The method of delivery of Medicore Certificates and any other documents (see below) is at the election and risk of surrendering Medicore shareholders, but if sent by mail, it is recommended that registered mail, properly insured, be used. Transmit your Medicore Certificate(s) and other required documents to the address set forth on the Letter of Transmittal. Delivery will be deemed effective only when actually received at the office of the Exchange Agent. Delivery of the Letter of Transmittal to an address other than the address set forth on the Letter of Transmittal will not constitute a valid delivery.

2.  SIGNATURES. The signature (or signatures, in the case of any Medicore Certificate(s) owned by two or more joint holders) on the Letter of Transmittal should correspond exactly with the name(s) of the registered owner(s) as written on the face of the Medicore Certificate(s) unless such Medicore Certificate(s) has (have) been transferred by the registered owner(s), in which event the Letter of Transmittal should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the Medicore Certificate(s).

When signing as agent, attorney, administrator executor, guardian, trustee, or in any other fiduciary or representative capacity, or as an officer of a corporation on behalf of the corporation, give full title as such. If the Medicore Certificate(s) has (have) been transferred or assigned and (a) new certificate(s) has (have) not yet been received in the name of the transferee or assignee, the Letter of Transmittal must be signed by the transferee or assignee.

The Medicore Certificate(s), if registered in the name(s) of the person(s) signing the Letter of Transmittal. need not be endorsed or accompanied by any instrument of assignment or transfer other than the Letter of Transmittal.

3.  28% BACK-UP WITHHOLDING. Under current federal income tax law, a holder who surrenders shares for exchange is required to provide the Exchange Agent with his or her correct taxpayer identification number (‘TIN”) (i.e.. social security number for individuals or employer identification number for corporations) on Form W-9. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such holder of any check in payment of cash in lieu of any fractional shares and dividends on DCA Common Stock will be subject to 28% back-up withholding unless the Form W-9 is received by the Exchange Agent. See the enclosed Substitute Form W-9 (Box E) for additional instructions.

Certain holders, including, among others, corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under penalty of perjury, to the Exchange Agent (which form the Exchange Agent will provide upon request) attesting to the individual’s exempt status.

If back-up withholding applies, the Exchange Agent is required to withhold 28% of the payment made to the holder representing dividends on DCA Common Stock, if any. Back-up withholding is not an additional tax. Rather, the tax liability of persons subject to back-up withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

DCA reserves the right in its sole discretion to direct the Exchange Agent to take whatever steps are necessary to comply with DCA’s obligations regarding back-up withholding.

4.  MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. If any Medicore Certificate(s) has (have) been mutilated, lost, stolen or destroyed, please check the appropriate box.

The instructions in Items 5 and 6 below need only be followed if the registered owner desires to make a change of ownership or a correction of or change in the name.

5.  TRANSFER INSTRUCTIONS.

(a)  Change of Ownership. If the certificates representing DCA Common Stock and any check in payment of cash in lieu of fractional shares are to be issued in the name of someone other than the registered owner(s) of the Medicore Certificate(s) being surrendered, please complete the Special Issuance Instructions in Box B on the Letter of Transmittal and be guided by the following:

(i)  Endorsement. The Medicore Certificate(s) being surrendered must be properly endorsed (or accompanied by appropriate stock powers properly executed) by the registered owner(s) of such Medicore Certificate(s) to the person who is to receive the certificates representing DCA Common Stock and any check in payment of cash in lieu of fractional shares, if applicable. The signature of the registered owner(s) on the endorsement or stock powers must correspond exactly with the name as written upon the face of the Medicore Certificate(s) being surrendered and must be guaranteed as described in Instruction 6.

(ii)  Transfer Taxes. In the event that any transfer or other taxes may become payable by reason of the issuance of any certificate(s) representing DCA Common Stock in any name other than that of the registered owner(s) of the Medicore Certificate(s) being surrendered, the transferee or assignee must pay such tax to the Exchange Agent or must establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

(b)  Correction of or Change in Name. For a correction of name or for a change in name which does not involve a change of ownership, please complete the Special Issuance Instructions in Box B on the Letter of Transmittal and proceed as follows: for a change in name by marriage, etc., the Medicore Certificate(s) being surrendered should be endorsed, e.g., “Mary Doe, now by marriage Mary Jones,” with the endorsement signature guaranteed as described in Instruction 6. For a correction in name, the Medicore Certificate(s) being surrendered should be endorsed, e.g., “Samuel J. Snow, incorrectly inscribed as S.J Snow,” with the endorsement signature guaranteed as described in Instruction 6.

6.  SIGNATURE GUARANTEE. If the certificate(s) representing DCA Common Stock and any check in payment of cash in lieu of fractional shares are to be issued in a name different from that appearing on the face of the surrendered Medicore Certificate(s), the Medicore Certificate(s) must be properly endorsed by the registered owner(s) thereof or accompanied by appropriate stock powers properly executed, and the signature(s) to the endorsement or on the stock power must be guaranteed by an eligible institution such as a bank, credit union or broker which is a member of or a participant in a signature medallion program.

7.  SUPPORTING EVIDENCE. If the Letter of Transmittal, an endorsement of the surrendered Medicore Certificate(s) or a stock power is executed by a person (other than the registered owner) as an agent, attorney, administrator, executor, guardian. trustee or in any other fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, there must be submitted with the Letter of Transmittal the Medicore Certificate(s) being surrendered and any stock powers and documentary evidence of appointment and authority to act in such capacity (including court orders where necessary), as well as evidence of the authority of the person making such execution to assign, sell or transfer shares. Such documentary evidence of authority must be in form satisfactory to the Exchange Agent.

8.  SPECIAL MAILING INSTRUCTIONS. Unless instructions to the contrary are given in the Special Mailing Instructions in Box C on the Letter of Transmittal, any certificate(s) representing DCA Common Stock and any check in payment of cash in lieu of fractional shares to be issued upon surrender of Medicore Certificate(s) in accordance with the Letter of Transmittal will be mailed to the address shown in Box A.

9.  ADDITIONAL COPIES. Additional copies of the Letter of Transmittal may be obtained from the Exchange Agent.

10.  INQUIRIES. All inquiries with respect to the surrender of Medicore Certificate(s) should be made directly to the Exchange Agent at the address on the first page or at (212) 509-4000, Extension 536.